                                                                    EXHIBIT 10.2



                                                                  CONFORMED COPY

                   SECURITIZATION PROPERTY SERVICING AGREEMENT


                                     between


                  The Detroit Edison Securitization Funding LLC
                                     Issuer


                                       and


                           THE DETROIT EDISON COMPANY
                                    Servicer





                            Dated as of March 9, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


                                    ARTICLE I
                                   Definitions

SECTION 1.01.  Definitions. ...................................................1
SECTION 1.02.  Other Definitional Provisions...................................1

                                   ARTICLE II
                          Appointment and Authorization

SECTION 2.01.  Appointment of Servicer; Acceptance of Appointment..............2
SECTION 2.02.  Authorization...................................................2
SECTION 2.03.  Dominion and Control Over the Securitization Property...........2

                                   ARTICLE III
                                Billing Services

SECTION 3.01.  Duties of Servicer..............................................3
SECTION 3.02.  Servicing and Maintenance Standards. ...........................4
SECTION 3.03.  Certificate of Compliance.......................................4
SECTION 3.04.  Annual Report by Independent Public Accountants.................4
SECTION 3.05.  Opinions of Counsel. ...........................................5

                                   ARTICLE IV
    Services Related To Periodic Adjustments Remittances and Reconciliations

SECTION 4.01. Periodic Adjustments.............................................6
SECTION 4.02. Limitation of Liability..........................................7
SECTION 4.03. Remittances; Reconciliations.....................................8

                                    ARTICLE V
                           The Securitization Property

SECTION 5.01. Custody of Securitization Property Records.......................9
SECTION 5.02. Duties of Servicer as Custodian..................................9
SECTION 5.03. Instructions; Authority to Act..................................10
SECTION 5.04. Effective Period and Termination................................10

                                   ARTICLE VI
                                  The Servicer

SECTION 6.01. Representations and Warranties of Servicer......................11
SECTION 6.02. Indemnities of Servicer; Release of Claims......................12

SECTION 6.03. Merger or Consolidation of, or Assumption of the Obligations of,
              Servicer........................................................14
SECTION 6.04. Assignment of Servicer's Obligations............................16
SECTION 6.05. Limitation on Liability of Servicer and Others..................16
SECTION 6.06. Detroit Edison Not To Resign as Servicer........................16
SECTION 6.07. Servicing Fee...................................................16
SECTION 6.08. Servicer Expenses...............................................16
SECTION 6.09. Subservicing....................................................17
SECTION 6.10. No Servicer Advances............................................17
SECTION 6.11. Protection of Title.............................................17

                                   ARTICLE VII
                                     Default

SECTION 7.01. Servicer Default................................................17
SECTION 7.02. Notice of Servicer Default......................................19
SECTION 7.03. Waiver of Past Defaults.........................................19
SECTION 7.04. Appointment of Successor........................................19
SECTION 7.05. Cooperation with Successor......................................20

                                  ARTICLE VIII
                            Miscellaneous Provisions

SECTION 8.01. Amendment.......................................................20
SECTION 8.02. Maintenance of Accounts and Records.............................20
SECTION 8.03. Notices.........................................................21
SECTION 8.04. Limitations on Rights of Others.................................21
SECTION 8.05. Severability....................................................21
SECTION 8.06. Separate Counterparts...........................................22
SECTION 8.07. Headings........................................................22
SECTION 8.08. GOVERNING LAW...................................................22
SECTION 8.09. Assignment to the Trustee.......................................22
SECTION 8.10. Nonpetition Covenants...........................................22
SECTION 8.11. Termination.....................................................22
SECTION 8.12. Inter-Creditor Agreement........................................22

                        EXHIBITS, ANNEXES AND APPENDICES

EXHIBIT A                   Form of Certificate of Compliance
EXHIBIT B                   Form of Routine True-Up Adjustment Request
EXHIBIT C                   Form of Monthly Servicer Certificate
EXHIBIT D                   Form of Semiannual Servicer Certificate
EXHIBIT E                   Form of Annual Reconciliation
EXHIBIT F                   Proceedings
ANNEX I                     Servicing Procedures
APPENDIX A                  Master Definitions

         This SECURITIZATION PROPERTY SERVICING AGREEMENT, dated as of March 9, 2001, is between The Detroit Edison Securitization Funding LLC, a Michigan limited liability company, as issuer (the "Issuer"), and The Detroit Edison Company, a Michigan corporation ("Detroit Edison"), as the servicer of the Securitization Property hereunder (the "Servicer").

                              W I T N E S S E T H:

         WHEREAS the Servicer is willing to service the Securitization Property purchased from the Seller by the Issuer; and

         WHEREAS the Issuer, in connection with ownership of Securitization Property, desires to engage the Servicer to carry out the functions described herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in Appendix A hereto.

         SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

                  (a) "Agreement" means this Securitization Property Servicing Agreement, together with all Exhibits, Schedules and Annexes hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  (b) Non-capitalized terms used herein which are defined in the Statute, as the context requires, have the meanings assigned to such terms in the Statute, but without giving effect to amendments to the Statute after the date hereof which have a material adverse effect on the Issuer or the Securitization Bondholders.

                  (c) All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Annex, Schedule and Exhibit references contained in this Agreement are references to Sections, Annexes, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

                                   ARTICLE II

                          APPOINTMENT AND AUTHORIZATION

         SECTION 2.01. APPOINTMENT OF SERVICER; ACCEPTANCE OF APPOINTMENT. Subject to Section 6.06 and Article VII, the Issuer hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to perform the Servicer's obligations pursuant to this Agreement on behalf of and for the benefit of the Issuer or any assignee thereof in accordance with the terms of this Agreement and applicable law. This appointment and the Servicer's acceptance thereof may not be revoked except in accordance with the express terms of this Agreement.

         SECTION 2.02. AUTHORIZATION. With respect to all or any portion of the Securitization Property, the Servicer shall be, and hereby is, authorized and empowered by the Issuer to:

                  (a) execute and deliver, on behalf of itself, the Issuer, or both, as the case may be, any and all instruments, documents or notices, and

                  (b) on behalf of itself, the Issuer, or both, as the case may be, make any filing and participate in proceedings of any kind with any governmental authorities, including with the MPSC.

         The Issuer shall furnish the Servicer with such documents as have been prepared by the Servicer for execution by the Issuer, and with such other documents as may be in the Issuer's possession, as necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Upon the written request of the Servicer, the Issuer shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder.

         SECTION 2.03. DOMINION AND CONTROL OVER THE SECURITIZATION PROPERTY. Notwithstanding any other provision herein, the Servicer and the Issuer agree that the Issuer is the owner of the Securitization Property and shall have dominion and control over the Securitization Property, and the Servicer, in accordance with the terms hereof, is acting solely as the servicing agent of the Issuer with respect to the Securitization Property. The Servicer hereby recognizes the security interest of the Trustee in the Securitization Property and agrees to hold the proceeds thereof in trust for the Issuer and the Trustee. The Servicer hereby agrees that it shall not take any action that is not authorized by this Agreement, the Statute or the Financing Order, that is not consistent with its customary procedures and practices, or that shall impair the rights of the Issuer with respect to the Securitization Property, in each case unless such action is required by law or court or regulatory order.

                                  ARTICLE III

                                BILLING SERVICES

         SECTION 3.01. DUTIES OF SERVICER. The Servicer, as agent for the Issuer, shall have the following duties:

                  (a)      Duties of Servicer Generally.

                           (i) General Duties. The Servicer's duties in general shall include management, servicing and administration of the Securitization Property; obtaining meter reads, calculating electricity usage, billing, collection and posting of all payments in respect of the Securitization Property; responding to inquiries by Customers, the MPSC, or any federal, local or other state governmental authorities with respect to the Securitization Property; delivering Bills or arranging for delivery of Bills to Customers, accounting for the billing and collection of the SB Charge, investigating and handling delinquencies, processing and depositing collections and making periodic remittances; furnishing periodic reports to the Issuer, the Trustee and the Rating Agencies; and taking all necessary action in connection with Periodic Adjustments as set forth herein. Without limiting the generality of this
                  Section 3.01(a)(i), in furtherance of the foregoing, the Servicer hereby agrees that it shall also have, and shall comply with, the duties and responsibilities relating to data acquisition, usage and bill calculation, billing, customer service functions, collection, payment processing and remittance set forth in Annex I hereto.

                           (ii) MPSC Regulations Control. Notwithstanding anything to the contrary in this Agreement, the duties of the Servicer set forth in this Agreement shall be qualified in their entirety by the Statute, the Financing Order and any MPSC Regulations as in effect at the time such duties are to be performed.

                  (b)      Reporting Functions.

                           (i) Annual Reconciliation Report. The Servicer shall deliver an annual written reconciliation report substantially in the form of Exhibit E hereto as required by
                  Section 4.03(b) hereof.

                           (ii) Notification of Laws and Regulations. The Servicer shall immediately notify the Issuer, the Trustee and the Rating Agencies in writing of any laws or MPSC Regulations hereafter promulgated that have a material adverse effect on the Servicer's ability to perform its duties under this Agreement.

                           (iii) Other Information. Upon the reasonable request
                  of the Issuer, the Trustee, or any Rating Agency, the Servicer shall provide to such Issuer, Trustee, or the Rating Agencies, as the case may be, any public financial information in respect of the Servicer, or any material information regarding the Securitization Property to the extent it is reasonably available to the Servicer, as may be reasonably necessary and permitted by law for the Issuer, the Trustee, or the

                  Rating Agencies to monitor the Servicer's performance hereunder. In addition, so long as any of the Securitization Bonds of any Series are outstanding, the Servicer shall provide to the Issuer and to the Trustee, within a reasonable time after written request therefor, any information available to the Servicer or reasonably obtainable by it that is necessary to calculate the SB Charge.

         SECTION 3.02. SERVICING AND MAINTENANCE STANDARDS. On behalf of the Issuer, the Servicer shall (a) manage, service, administer and make collections in respect of the Securitization Property with reasonable care and in accordance with applicable law and regulations, including all MPSC Regulations and guidelines, using the same degree of care and diligence that the Servicer exercises with respect to similar assets for its own account and, if applicable, for others; (b) follow customary standards, policies and procedures for the industry in performing its duties as Servicer; (c) use all reasonable efforts, consistent with its customary servicing procedures, to bill and collect the SB Charge; (d) file Michigan UCC continuation statements to maintain the perfected security interest of the Trustee in the Securitization Property and use all reasonable efforts to otherwise enforce and maintain the Trustee's rights in respect of the Securitization Property and (e) comply in all material respects with all laws and regulations applicable to and binding on it relating to the Securitization Property. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of all or any portion of the Securitization Property, which, in the Servicer's judgment, may include the taking of legal action, at the Issuer's expense.

         SECTION 3.03. CERTIFICATE OF COMPLIANCE. The Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies on or before March 31 of each year, commencing March 31, 2002 to and including the March 31 succeeding the Retirement of the Securitization Bonds, an Officer's Certificate substantially in the form of Exhibit A hereto (a "Certificate of Compliance"), stating that:
(i) a review of the activities of the Servicer during the twelve months ended the preceding December 31 (or, in the case of the first Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001) and of its performance under this Agreement has been made under such Authorized Officer's supervision, and
(ii) to such Authorized Officer's knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.04. ANNUAL REPORT BY INDEPENDENT PUBLIC ACCOUNTANTS.

                  (a) The Servicer shall cause a firm of independent certified public accountants (which may provide other services to the Servicer) to prepare, and the Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies, a report addressed to the Servicer (the "Annual Accountant's Report"), which may be included as part of the Servicer's customary auditing activities, for the information and use of the Issuer, the Trustee and the Rating Agencies, on or before March 31 each year, beginning March 31, 2002 to and including the March 31 succeeding the Retirement of the Securitization

         Bonds, to the effect that such firm has performed certain procedures, agreed between the Servicer and such accountants, in connection with the Servicer's compliance with its obligations under this Agreement during the preceding twelve months ended December 31 (or, in the case of the first Annual Accountant's Report to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), identifying the results of such procedures and including any exceptions noted.

                  (b) The Annual Accountant's Report shall also indicate that the accounting firm providing such report is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 3.05. OPINIONS OF COUNSEL. The Servicer shall deliver to the Issuer and to the Trustee:

                  (a) promptly after the execution and delivery of this Agreement and of the Sale Agreement and of each amendment hereto or thereto, and on each Transfer Date, an Opinion of Counsel either:

                           (i) to the effect that, in the opinion of such counsel, all Michigan UCC filings that are necessary to perfect the interests of the Trustee in the Securitization Property, to the extent perfection can be achieved by filing under the Michigan UCC and the Statute, have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

                           (ii) to the effect that, in the opinion of such
                  counsel, no such action is necessary to perfect such interest; and

                  (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three full calendar months after the Initial Transfer Date, an Opinion of Counsel, dated as of a date during such 90-day period, either:

                           (i) to the effect that, in the opinion of such counsel, all Michigan UCC filings have been executed and filed that are necessary to perfect the interest of the Trustee in the Securitization Property, to the extent perfection can be achieved by filing under the Michigan UCC and the Statute, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

                           (ii) to the effect that, in the opinion of such
                  counsel, no such action is necessary to perfect such interest.

Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                                   ARTICLE IV

                    SERVICES RELATED TO PERIODIC ADJUSTMENTS
                         REMITTANCES AND RECONCILIATIONS

         SECTION 4.01. PERIODIC ADJUSTMENTS. From time to time, until the Retirement of the Securitization Bonds, the Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following:

                  (a) Expected Amortization Schedule. The Expected Amortization Schedule is attached to the Series Supplement.

                  (b) Routine True-Up Adjustments.

                           (i) With respect to each Series, the Servicer shall file a Routine True-Up Adjustment Request with the MPSC on or before January 15 of each year. For the purpose of preparing a Routine True-Up Adjustment Request pursuant to this Section 4.01(b)(i), the Servicer shall: (A) update the assumptions underlying the calculation of the SB Charge, including energy usage volume, the rate of charge-offs and estimated expenses and fees of the Issuer to the extent not fixed, in each case for the Remittance Period beginning on January 1 of such year;
                  (B) update the calculation of Weighted Average Days Outstanding; (C) determine the Required Debt Service for such Remittance Period based upon such updated assumptions; and (D) determine the SB Charge to be charged during such Remittance Period based upon such Required Debt Service.

                           (ii) With respect to each Series, beginning on the date that is twelve (12) months prior to the Expected Final Payment Date of the final Class of such Series and continuing through the Final Maturity Date of such Class, the Servicer shall file a Routine True-Up Adjustment Request with the MPSC at least 45 days prior to the end of any calendar quarter at such times as it may reasonably determine to meet the Required Debt Service for the then current Remittance Period.

                           (iii) The Servicer shall take all reasonable actions
                  and make all reasonable efforts to secure any Periodic Adjustments in clauses (i) and (ii) above (each, a "Routine True-Up Adjustment").

                  (c) Non-Routine True-Up Adjustments.

                           (i) Subject to the Rating Agency Condition, whenever the Servicer determines that the existing model for calculating the SB Charge should be amended or revised or the Servicer otherwise determines that circumstances warrant, the Servicer shall file a Non-Routine True-Up Adjustment Request with the MPSC designating the adjustments to such model and/or any corresponding adjustments to the SB Charge (collectively, a "Non-Routine True-Up

                  Adjustment"), subject to the review and approval of the MPSC pursuant to the Financing Order.

                           (ii) The Servicer shall take all reasonable actions and make all reasonable efforts to secure any Non-Routine True-Up Adjustments.

                           (iii) The Servicer shall implement any resulting
                  adjustments to the model and any resulting revised SB Charge as of the effective date of the Non-Routine True-Up Adjustment Request. If any Non-Routine True-Up Adjustment Request is denied by the MPSC, the Servicer shall notify the Issuer, the Trustee and the Rating Agencies by the end of the second Servicer Business Day after the Servicer's receipt of the MPSC's order denying such Non-Routine True-Up Adjustment Request.

                  (d) Reports.

                           (i) Notification of Adjustment Requests. Whenever the Servicer files an Adjustment Request with the MPSC, the Servicer shall send a copy of such filing to the Issuer, the Trustee and the Rating Agencies concurrently therewith. If any Routine True-Up Adjustment Request does not become effective on the applicable date as provided in such filing and in accordance with the Financing Order, the Servicer shall notify the Issuer, the Trustee and the Rating Agencies by the end of the second Servicer Business Day after such applicable date.

                           (ii) Monthly Servicer Certificate. So long as any Securitization Bonds are outstanding, not later than fifteen
                  (15) days after the end of each month after the Securitization Bonds are issued (excluding March, 2001), or if such day is not a Servicer Business Day, the next succeeding Servicer Business Day the Servicer shall deliver a written report substantially in the form of Exhibit C hereto (the "Monthly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies.

                           (iii) Semiannual Servicer Certificate. So long as any
                  Securitization Bonds are outstanding, not later than the Servicer Business Day immediately preceding each Payment Date, the Servicer shall deliver a written report substantially in the form of Exhibit D hereto (the "Semiannual Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies.

         SECTION 4.02. LIMITATION OF LIABILITY.

                  (a) The Issuer and the Servicer expressly agree and acknowledge that:

                           (i) In connection with any Periodic Adjustment, the Servicer is acting solely in its capacity as the servicing agent of the Issuer hereunder.

                           (ii) Neither the Servicer nor the Issuer shall be responsible in any manner for, and shall have no liability whatsoever as a result of, any action, decision, ruling or other determination made or not made, or any delay (other than any delay resulting from the Servicer's failure to file the applications required by Section 4.01 in a timely and correct manner or other material breach by the Servicer of its duties under this Agreement that materially and adversely affects the Periodic Adjustments), by the MPSC in any way related to the Securitization Property or in connection with any Periodic Adjustment, the subject of any filings under Section 4.01.

                           (iii) The Servicer shall have no liability whatsoever
                  relating to the calculation of the SB Charge and the adjustments thereto (including any Non-Routine True-Up Adjustment), including as a result of any inaccuracy of any of the assumptions made in such calculation regarding expected energy usage volume, the rate of charge-offs, estimated expenses and fees of the Issuer, so long as the Servicer has not acted in a grossly negligent manner in connection therewith, nor shall the Servicer have any liability whatsoever as a result of any Person, including the Securitization Bondholders, not receiving any payment, amount or return anticipated or expected in respect of any Securitization Bond generally, except only to the extent that the Servicer is liable under Section 6.02 of this Agreement.

                  (b) Notwithstanding the foregoing, this Section 4.02 shall not relieve the Servicer of any liability under Section 6.02 for any misrepresentation by the Servicer under Section 6.01 or for any breach by the Servicer of its obligations under this Agreement.

                  SECTION 4.03. REMITTANCES; RECONCILIATIONS.

                  (a) Subject to Section 4.03(b) below, on each Servicer Business Day commencing 45 days after the date of mailing of the first Bill invoicing the SB Charge, the Servicer shall cause to be made, within two (2) Servicer Business Days of deemed receipt, a wire transfer of immediately available funds to the General Subaccount of the Collection Account in an amount equal to the Estimated SB Charge Payments (as calculated in accordance with Annex I hereto) received on such day and on any prior day that was not a Servicer Business Day for which a Remittance has not previously been made (taking into account the Weighted Average Days Outstanding in effect from time to time). Prior to or simultaneous with each Remittance to the General Subaccount of the Collection Account pursuant to this Section 4.03, the Servicer shall provide written notice to the Trustee of each such Remittance (including the exact dollar amount to be remitted).

                  (b) On or before each January 15, the Servicer shall calculate the amount of any Remittance Shortfall or Remittance Excess attributable to the prior Reconciliation Period and (A) if a Remittance Shortfall exists, the Servicer shall make a supplemental wire transfer of immediately available funds to the General Subaccount of the Collection Account on the next Servicer Business Day following such calculation in the amount of such Remittance Shortfall, or (B) if a Remittance Excess exists, the Servicer shall deliver to the Issuer and the Trustee an Officer's Certificate requesting a payment or payments on succeeding Payment Dates from the Issuer equal to the amount of such Remittance Excess until the balance of the Remittance Excess has been reduced to zero. The Servicer shall deliver a written report substantially in the form of Exhibit E hereto (an

         "Annual Reconciliation Report") setting forth in reasonable detail the calculation of any Remittance Excess or Remittance Shortfall to the Issuer, the Trustee and the Rating Agencies.

                  (c) The Servicer agrees and acknowledges that it will remit Estimated SB Charge Payments in accordance with this Section 4.03 without any surcharge, fee, offset, charge or other deduction except as set forth in Section 4.03(b) above.

                                   ARTICLE V

                           THE SECURITIZATION PROPERTY

                  SECTION 5.01. CUSTODY OF SECURITIZATION PROPERTY RECORDS. To assure uniform quality in servicing the Securitization Property and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Trustee as custodian of any and all documents and records that the Servicer shall keep on file, in accordance with its customary procedures, relating to the Securitization Property, including copies of the Financing Order and all documents filed with the MPSC in connection with any Periodic Adjustment and computational records relating thereto (collectively, the "Securitization Property Records"), all of which are the sole property of the Issuer and which are hereby constructively delivered to the Trustee, as pledgee of the Issuer with respect to all Securitization Property.

                  SECTION 5.02. DUTIES OF SERVICER AS CUSTODIAN.

                  (a) Safekeeping. The Servicer shall hold the Securitization Property Records on behalf of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to the Securitization Property Records on behalf of the Issuer and the Trustee as shall enable the Issuer to comply with this Agreement and the Indenture. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of care and diligence that the Servicer exercises with respect to comparable assets that the Servicer services for itself or, if applicable, for others. The Servicer shall promptly report to the Issuer and the Trustee any failure on its part to hold the Securitization Property Records and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Trustee of the Securitization Property Records. The Servicer's duties to hold the Securitization Property Records on behalf of the Issuer set forth in this Section 5.02, to the extent such Securitization Property Records have not been previously transferred to a successor Servicer pursuant to Article VII, shall terminate one year and one day after the earlier of the date on which (i) the Servicer is succeeded by a successor Servicer in accordance with Article VII hereof and (ii) no Securitization Bonds are outstanding.

                  (b) Maintenance of and Access to Records. The Servicer shall maintain at all times records and accounts that will clearly identify SB Charges billed on behalf of the Issuer. The Servicer shall maintain the Securitization Property Records at 2000 2nd

         Avenue, Detroit, Michigan 48226 or at such other office as shall be specified to the Issuer and the Trustee by written notice at least 30 days prior to any change in location. The Servicer shall make available for inspection to the Issuer and the Trustee or their respective duly authorized representatives, attorneys or auditors the Securitization Property Records at such times during normal business hours as the Issuer or the Trustee shall reasonably request and which do not unreasonably interfere with the Servicer's normal operations. Nothing in this Section 5.02(b) shall affect the obligation of the Servicer to observe any applicable law (including any MPSC Regulations) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section 5.02(b).

                  (c) Release of Documents. Upon instruction from the Trustee in accordance with the Indenture, the Servicer shall release any Securitization Property Records to the Trustee, the Trustee's agent or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable.

                  (d) Defending Securitization Property Against Claims. The Servicer shall institute and maintain any action or proceeding necessary to compel performance by the MPSC or the State of Michigan of any of their obligations or duties under the Statute or the Financing Order, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Financing Order or the rights of holders of Securitization Property by legislative enactment, voter initiative, referendum, constitutional amendment or other means that would be adverse to Securitization Bondholders. The costs of any such action shall be payable as an Operating Expense in accordance with the priorities set forth in
         Section 8.02 of the Indenture. The Servicer's obligations pursuant to this Section 5.02 shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02 of the Indenture may be delayed (it being understood and agreed that the Servicer may be required to temporarily advance its own funds to satisfy its obligations hereunder).

         SECTION 5.03. INSTRUCTIONS; AUTHORITY TO ACT. For so long as any Securitization Bonds remain outstanding, the Servicer shall be deemed to have received proper instructions with respect to the Securitization Property Records upon its receipt of written instructions signed by an Authorized Officer of the Trustee.

         SECTION 5.04. EFFECTIVE PERIOD AND TERMINATION. The Servicer's appointment as custodian shall become effective as of the Series Issuance Date and shall continue in full force and effect until terminated pursuant to this
Section 5.04. If any Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 7.01, the appointment of such Servicer as custodian shall terminate upon appointment of a successor Servicer, subject to the approval of the MPSC, and acceptance by such successor Servicer of such appointment.

                                   ARTICLE VI

                                  THE SERVICER

         SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF SERVICER. The Servicer makes the following representations and warranties as of each Transfer Date, on which the Issuer has relied and will rely in acquiring Securitization Property and in entering into this Agreement. The representations and warranties shall survive the execution and delivery of this Agreement, the sale of any of the Securitization Property to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Servicer is a corporation duly organized and in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and to execute, deliver and carry out the terms of this Agreement, and has the power, authority and legal right to service the Securitization Property.

                  (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in, all jurisdictions, other than Michigan, in which the ownership or lease of property or the conduct of its business (including the servicing of the Securitization Property as required by this Agreement) requires such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Servicer's business, operations, assets, revenues, properties or prospects or adversely affect the servicing of the Securitization Property).

                  (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) Approvals. Except for filings with the MPSC for adjusting the SB Charge pursuant to this Agreement, filing of financing statements under the Michigan UCC and Michigan UCC continuation filings, no approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated hereby or the fulfillment by the Servicer of the terms hereof, except those that have been obtained or made.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's best knowledge, threatened before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties:

                           (i)   seeking to prevent the issuance of the
                  Securitization Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents;

                           (ii) except as set forth in Exhibit F, seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability against the Servicer of, this Agreement or any of the other Basic Documents; or

                           (iii) relating to the Servicer and which might
                  materially and adversely affect the federal or state income, gross receipts or franchise tax attributes of the Securitization Bonds.

                  (h) Reports and Certificates. Each report and certificate delivered in connection with any filing made to the MPSC by the Servicer on behalf of the Issuer with respect to the SB Charge or Periodic Adjustments will constitute a representation and warranty by the Servicer that each such report or certificate, as the case may be, is true and correct in all material respects; provided, however, that to the extent any such report or certificate is based in part upon or contains assumptions, forecasts or other predictions of future events, the representation and warranty of the Servicer with respect thereto will be limited to the representation and warranty that such assumptions, forecasts or other predictions of future events are reasonable based upon historical performance.

         SECTION 6.02. INDEMNITIES OF SERVICER; RELEASE OF CLAIMS.

                  (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

                  (b) The Servicer shall indemnify the Issuer and the Trustee (for itself and on behalf of the Securitization Bondholders) and each of their respective trustees, members, managers, officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of:

                           (i) the Servicer's wilful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement or the Servicer's reckless disregard of its obligations and duties under this Agreement;

                           (ii)  the Servicer's breach of any of its
                  representations or warranties in this Agreement; and

                           (iii) litigation and related expenses relating to its
                  status and obligations as Servicer,

provided, however, that the Servicer shall not be liable for any Losses resulting from the wilful misconduct or gross negligence of any Person indemnified pursuant to this Section 6.02 (each, an "Indemnified Person") or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.

         Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Servicer under this Section 6.02, notify the Servicer in writing of such involvement. Failure by an Indemnified Person to so notify the Servicer shall relieve the Servicer from the obligation to indemnify and hold harmless such Indemnified Person under this Section 6.02 only to the extent that the Servicer has actually been prejudiced as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 6.02, the Servicer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Servicer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel (including local counsel), and the Servicer shall bear the reasonable fees, costs and expenses of such separate counsel. The Indemnified Person shall not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 6.02 (whether or not the Servicer is an actual or potential party to such claim or action) unless the Servicer agrees in writing to such settlement, compromise or consent and such settlement, compromise or consent includes an unconditional release of the Servicer from all liability arising out of such claim, action, suit or proceeding.

                  (c) If any action, claim, demand or proceeding (including any governmental investigation) is brought or asserted against an Indemnified Person entitled to any indemnification provided for under this Section 6.02, such Indemnified Person shall promptly notify the Servicer in writing; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Servicer has been actually prejudiced as a result of such failure.

                  (d) The Servicer shall indemnify the Trustee and its respective officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of the acceptance or performance of the trusts and duties contained herein and in the Indenture, except to the extent that any such Loss is due to the wilful misconduct, bad faith or gross negligence of the Trustee; provided, however, that the foregoing indemnity is extended to the Trustee solely in its individual capacity and not for the benefit of the Securitization Bondholders or any other Person. Such amounts with respect to the Trustee shall be deposited and distributed in accordance with the Indenture.

                  (e)      The Servicer's indemnification obligations under
         Section 6.02(b) and (d) for events occurring prior to the removal or resignation of the Trustee or the termination of this Agreement shall survive the resignation or removal of the Trustee or the termination of this Agreement and shall include reasonable costs, fees and expenses of investigation and litigation (including the Issuer's and the Trustee's reasonable attorneys' fees and expenses).

                  (f) Except to the extent expressly provided for in the Basic Documents (including the Servicer's claims with respect to the Servicing Fees and the Seller's claim for payment of the purchase price of the Securitization Property), the Servicer hereby releases and discharges the Issuer (including its Member, Managers, officers, employees and agents, if any), and the Trustee (including its respective officers, directors and agents) (collectively, the "Released Parties") from any and all actions, claims and demands whatsoever, which the Servicer shall or may have against any such Person relating to the Securitization Property or the Servicer's activities with respect thereto other than any actions, claims and demands arising out of the wilful misconduct, bad faith or gross negligence of the Released Parties.

         SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. Any Person:

                  (a) into which the Servicer may be merged or consolidated and which succeeds to all or the major part of the electric distribution business of the Servicer,

                  (b) which results from the division of the Servicer into two or more Persons and which succeeds to all or the major part of the electric distribution business of the Servicer,

                  (c) which may result from any merger or consolidation to which the Servicer shall be a party and which succeeds to all or the major part of the electric distribution business of the Servicer,

                  (d) which may succeed to the properties and assets of the Servicer substantially as a whole and which succeeds to all or the major part of the electric distribution business of the Servicer, or

                  (e) which may otherwise succeed to all or the major part of the electric distribution business of the Servicer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that:

                           (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
                  Section 6.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing;

                           (ii) the Servicer shall have delivered to the Issuer, the Trustee and the Rating Agencies an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with;

                           (iii) the Servicer shall have delivered to the
                  Issuer, the Trustee and the Rating Agencies an Opinion of Counsel either:

                                 (A) stating that, in the opinion of such
                           counsel, all filings to be made by the Servicer, including Michigan UCC filings, that are necessary fully to preserve and protect the interests of the Trustee in the Securitization Property have been executed and filed and reciting the details of such filings, or

                                 (B) stating that, in the opinion of such
                           counsel, no such action is necessary to preserve and protect such interests; (iv) the Rating Agencies shall have received prior written notice of such transaction; and

                           (v) the Servicer shall have delivered to the Issuer, the Trustee and the Rating Agencies an opinion of independent tax counsel (as selected by, and in form and substance reasonably satisfactory to, the Servicer, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such consolidation or merger will not result in a material adverse federal income tax consequence to the Servicer, the Issuer, the Trustee or the then existing Securitization Bondholders.

The Servicer shall not consummate any transaction referred to in subclauses (a),
(b), (c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with subclauses (i), (ii), (iii), (iv) and (v) above. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this Section 6.03, then upon the satisfaction of all of the other conditions of this Section 6.03, the Servicer shall automatically and without further notice be released from its obligations hereunder.

         SECTION 6.04. ASSIGNMENT OF SERVICER'S OBLIGATIONS. The Servicer may not assign its obligations hereunder to any successor unless either (i) the Rating Agency Condition and any other condition specified in the Financing Order have been satisfied, or (ii) the Servicer is replaced by a successor pursuant to
Section 6.03 hereof.

         SECTION 6.05. LIMITATION ON LIABILITY OF SERVICER AND OTHERS. The Servicer shall not be liable to the Issuer or the Trustee, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of wilful misconduct, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel reasonably acceptable to the Trustee or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Securitization Property in accordance with this Agreement or related to its obligation to pay indemnification.

         SECTION 6.06. DETROIT EDISON NOT TO RESIGN AS SERVICER. Subject to the provisions of Sections 6.03 and 6.04, Detroit Edison shall not resign from the obligations and duties imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Detroit Edison shall be communicated to the Issuer, the Trustee and each Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time), and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer has assumed the servicing obligations and duties hereunder of the Servicer in accordance with Section 7.04.

         SECTION 6.07. SERVICING FEE. The Issuer agrees to pay the Servicer the Servicing Fee with respect to all Series of Securitization Bonds. For so long as Detroit Edison is the Servicer, the Servicing Fee shall be five one-hundredths of one percent (0.05%) of the initial Principal Balance of the Securitization Bonds per annum payable by the Issuer in semiannual installments in arrears on each Payment Date pursuant Section 8.02 of the Indenture, by wire transfer of immediately available funds from the Collection Account to an account designated by the Servicer. Any portion of the Servicing Fee not paid on such date shall be added to the Servicing Fee payable on the subsequent Payment Date. The foregoing fees constitute a fair and reasonable price for the obligations to be performed by the Servicer.

         SECTION 6.08. SERVICER EXPENSES. Except as otherwise expressly provided herein, the Servicer shall be required to pay all expenses incurred by the Servicer in performing its activities hereunder, including fees and disbursements of independent accountants and counsel, taxes imposed on the Servicer and expenses incurred in connection with reports to Securitization Bondholders and shall not be entitled to any additional payment or reimbursement therefor.

         SECTION 6.09. SUBSERVICING. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that unless such subservicer is an Affiliate of the Servicer the Rating Agency Condition shall have been satisfied in connection therewith; provided further that the Servicer shall notify Moody's of any appointment of an Affiliate of the Servicer, other than DTE Energy Company, as a subservicer; and provided further that the Servicer shall remain obligated and be liable to the Issuer, the Trustee and the Securitization Bondholders for the servicing and administering of the Securitization Property in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Securitization Property. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Trustee or the Securitization Bondholders shall have any responsibility therefor. Any such appointment shall not constitute a Servicer resignation under Section 6.06.

         SECTION 6.10. NO SERVICER ADVANCES. The Servicer shall not make any advances of interest on or principal of the Securitization Bonds.

         SECTION 6.11. PROTECTION OF TITLE. The Servicer shall take such actions and execute and file such filings and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain and protect the interests of the Issuer and the Trustee in the Securitization Property, including all filings required under the Michigan UCC relating to the transfer of ownership of the Securitization Property by the Seller to the Issuer or the security interest granted by the Issuer to the Trustee in the Securitization Property. The Servicer shall deliver (or cause to be delivered) to the Issuer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                                  ARTICLE VII

                                     DEFAULT

         SECTION 7.01. SERVICER DEFAULT. If any one of the following events (each a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to remit to the Trustee, on behalf of the Issuer, any required remittance that continues unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or

                  (b) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement, which failure:

                           (i)  materially and adversely affects the
                  Securitization Property or the rights of the Securitization Bondholders, and

                           (ii) continues unremedied for a period of 60 days
                  after written notice of such failure has been given to the Servicer by the Issuer or by the Trustee or after discovery of such failure by an officer of the Servicer; or

                  (c) any representation or warranty made by the Servicer in this Agreement proves to have been incorrect when made, which has a material adverse effect on the Issuer or the Securitization Bondholders and which material adverse effect continues unremedied for a period of 60 days after the date on which written notice thereof has been given to the Servicer by the Issuer or the Trustee or after discovery of such failure by an officer of the Servicer, as the case may be;

                  (d) an Insolvency Event occurs with respect to the Servicer; or

                  (e) an Event of Investment Ineligibility under the trade receivables purchase and sale agreement, dated as of February 28, 1989, as amended and restated, among Detroit Edison, as seller, Corporate Asset Funding Company, Inc. and Citibank, N.A. and Citicorp North America, Inc., individually and as agent, and/or an Event of Termination under the trade receivables purchase and sale agreement dated as of February 28, 1989, as amended and restated, among Detroit Edison, as seller, Citibank, N.A. and Citicorp North America, Inc., individually and as agent;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, the Trustee, with the consent of the Holders of a majority of the outstanding principal amount of the Securitization Bonds of all Series, by notice then given in writing to the Servicer (a "Termination Notice") may terminate all the rights and obligations (other than the indemnification obligations set forth in Section 6.02 hereof and the obligation under Section
7.04 to continue performing its functions as Servicer until a successor Servicer is appointed) of the Servicer under this Agreement. In addition, upon a Servicer Default, the Issuer and the Trustee shall be entitled to apply to the MPSC or any court of competent jurisdiction for sequestration and payment to the Trustee of revenues arising with respect to the Securitization Property.

         On or after the receipt by the Servicer of a Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securitization Property, the related SB Charge or otherwise, shall, upon appointment of a successor Servicer pursuant to Section 7.04, without further action, pass to and be vested in such successor Servicer and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Termination Notice, whether to complete the transfer of the Securitization Property Records and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Trustee and the Issuer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for remittance, or shall thereafter be received by it with respect to the Securitization Property or the related SB Charge. As soon as practicable after receipt by the Servicer of such Termination Notice, the Servicer shall deliver the Securitization Property Records to the successor Servicer. All reasonable costs and expenses (including attorneys fees and expenses) incurred in connection with transferring the Securitization Property Records to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Termination of Detroit Edison as Servicer shall not terminate Detroit Edison's rights or obligations under the Sale Agreement.

         SECTION 7.02. NOTICE OF SERVICER DEFAULT. The Servicer shall deliver to the Issuer, the Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event or circumstance which, with the giving of notice or the passage of time, would become a Servicer Default under Section 7.01.

         SECTION 7.03. WAIVER OF PAST DEFAULTS. The Trustee, with the consent of Holders of the majority of the outstanding principal amount of the Securitization Bonds of all Series, may waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required Remittances to the Trustee in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         SECTION 7.04. APPOINTMENT OF SUCCESSOR.

                  (a) Upon the Servicer's receipt of a Termination Notice pursuant to Section 7.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement and shall be entitled to receive the requisite portion of the Servicing Fees, until a successor Servicer has assumed in writing the obligations of the Servicer hereunder pursuant to an assumption agreement or pursuant to clause (iii) below. In the event of the Servicer's removal or resignation hereunder, the Trustee, as assignee of the Issuer, may appoint a successor Servicer, with the consent of the Holders of a majority of the outstanding principal amount of the Securitization Bonds of all Series, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Issuer and the Trustee. If, within 30 days after the delivery of the Termination Notice, a new Servicer has not been appointed and accepted such appointment, the Trustee may petition the MPSC or a court of competent jurisdiction to appoint a successor Servicer under this Agreement. A Person shall qualify as a successor Servicer only if:

                           (i) such Person is permitted to perform the duties of the Servicer pursuant to the Statute, the MPSC Regulations, the Financing Order and this Agreement;

                           (ii) the Rating Agency Condition has been satisfied; and

                           (iii) such Person enters into a servicing agreement
                  with the Issuer having substantially the same provisions as this Agreement.

                  (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer under this Agreement and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

                  (c) The successor Servicer may resign only if it is prohibited from serving as such by applicable law.

         SECTION 7.05. COOPERATION WITH SUCCESSOR. The Servicer covenants and agrees with the Issuer that it will, on an ongoing basis, cooperate with the successor Servicer and provide whatever information is, and take whatever actions are, reasonably necessary to assist the successor Servicer in performing its obligations hereunder.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION 8.01. AMENDMENT. This Agreement may be amended by the Servicer and the Issuer, with the consent of the Trustee and the satisfaction of the Rating Agency Condition. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

         Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the most recent Opinion of Counsel referred to in Section 3.05. The Issuer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

         SECTION 8.02. MAINTENANCE OF ACCOUNTS AND RECORDS.

                  (a) The Servicer shall maintain accounts and records as to the Securitization Property accurately and in accordance with its standard accounting procedures and in sufficient detail to permit reconciliation between Estimated SB Charge Payments and Deemed SB Charge Payments.

                  (b) The Servicer shall permit the Trustee and its agents at any time during normal business hours, upon reasonable notice to the Servicer and to the extent it does not unreasonably interfere with the Servicer's normal operations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding the Securitization Property and the SB Charge. Nothing in this Section 8.02(b) shall affect the obligation of the Servicer to observe any applicable law (including any MPSC Regulation) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section 8.02(b).

         SECTION 8.03. NOTICES. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States first-class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid,

                  (a) in the case of the Servicer, at The Detroit Edison Company, 2000 2nd Avenue, Detroit, Michigan 48226-1279, Attention:
         Corporate Secretary;

                  (b) in the case of the Issuer, at The Detroit Edison Securitization Funding LLC, 2000 2nd Avenue, 937 WCB, Detroit, Michigan 48226-1279, Attention: Corporate Secretary;

                  (c) in the case of the Trustee, at the address provided for notices or communications to the Trustee in the Indenture;

                  (d) in the case of Moody's, at Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007;

                  (e) in the case of Standard & Poor's, at Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention:
         Asset Backed Surveillance Department; and

                  (f) in the case of Fitch, at Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: ABS Surveillance;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 8.04. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer and the Trustee, on behalf of itself and the Securitization Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in any Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 8.05. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.06. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 8.09. ASSIGNMENT TO THE TRUSTEE.

                  (a) The Servicer hereby acknowledges and consents to any pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Securitization Bondholders of all right, title and interest of the Issuer in, to and under the Securitization Property owned by the Issuer and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Trustee.

                  (b) In no event shall the Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 8.10. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement or the Indenture, the Servicer hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of the Securitization Bonds, any other amounts owed under the Indenture, including, without limitation, any amounts owed to third-party credit enhancers, and any amounts owed by the Issuer under any Interest Rate Swap Agreement, acquiesce in, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

         SECTION 8.11. TERMINATION. This Agreement shall terminate when all Securitization Bonds have been retired, redeemed or defeased in full in accordance with the Indenture.

         SECTION 8.12. INTER-CREDITOR AGREEMENT. The Issuer and the Servicer are parties to an inter-creditor agreement with the parties referred to in Section 7.01(e). So long as such inter-creditor agreement remains in effect, to the extent of inconsistencies, if any, herewith, the inter-creditor agreement shall govern.

         IN WITNESS WHEREOF, the parties hereto have caused this Securitization Property Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 THE DETROIT EDISON SECURITIZATION FUNDING LLC,
                                      as Issuer



                                 By: /s/ Kathleen Hier
                                     -----------------------------------------
                                 Name:  Kathleen Hier
                                 Title: Treasurer


                                 THE DETROIT EDISON COMPANY,
                                      as Servicer



                                 By: /s/ N.A. Khouri
                                     -----------------------------------------
                                 Name:  N.A. Khouri
                                 Title: Vice President and Treasurer




                                 Acknowledged and Accepted:


                                 THE BANK OF NEW YORK,
                                      as Trustee



                                 By: /s/ Mauro Palladino
                                     -----------------------------------------
                                 Name:  Mauro Palladino
                                 Title: Vice President

                                    EXHIBIT A

                            CERTIFICATE OF COMPLIANCE

         The undersigned hereby certifies that he/she is the duly elected and acting ________ of The Detroit Edison Company, as servicer (the "Servicer") under the Securitization Property Servicing Agreement, dated as of ________ (the "Servicing Agreement"), between the Servicer and The Detroit Edison Securitization Funding LLC (the "Issuer"), and further certifies on behalf of the Servicer that:

         1. A review of the activities of the Servicer and of its performance under the Servicing Agreement during the twelve months ended December 31, _____ has been made under the supervision of the undersigned pursuant to Section 3.03 of the Servicing Agreement; and

         2. To the undersigned's knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects under the Servicing Agreement throughout the twelve months ended December 31, ___, except as listed on Annex A hereto.

         Executed as of this ___ day of ________.



                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                                            ANNEX A TO EXHIBIT A

                            LIST OF SERVICER DEFAULTS

Nature of Default                                  Status

                                                                       EXHIBIT B

                   FORM OF ROUTINE TRUE-UP ADJUSTMENT REQUEST



DATE:

Executive Secretary
Michigan Public Service Commission
6545 Mercantile Way, Suite 7
Lansing, MI  48911

Re:  Case No. U-12478

Dear __________________:

As required by Section 10k(3) of 2000 PA 142 and pursuant to the Order dated November 2, 2000 in Case No. U-12478 as clarified by an Order dated January 4, 2001 ("Financing Order"), The Detroit Edison Company ("Company") as Servicer (or any successor Servicer) of the Securitization Bonds, Series 2001-1 ("Securitization Bonds"), and on behalf of the trustee as assignee of The Detroit Edison Securitization Funding LLC hereby requests an adjustment to the Securitization Bond Charge ("SB Charge") and the securitization bond tax charge (the "Tax Charge").

This proposed adjustment is intended to satisfy Section 10k(3) and the Financing Order by ensuring that the SB Charge will recover amounts sufficient to timely provide all payments of debt service and other required amounts and charges in connection with the Securitization Bonds as it [increases] [decreases] the charges due to [reduced] [increased] projected energy consumption levels [Explain other facts]. The proposed adjustment to the Tax Charge will ensure recovery of the associated tax liability.

Using the formula approved by the Commission in the Financing Order, this filing modifies the variables used in the SB Charge and provides the resulting adjusted SB Charge and Tax Charge. Attachment A shows, among other things, the revised assumptions and values for each of the variables used in calculating the proposed adjusted SB Charge, and Tax Charge, which is _______ (mills/kWh) and _______ (mills/kWh) respectively.

In accordance with the Financing Order, the Company requests that the Commission review and approve, on an expedited basis, the arithmetic computations set forth Attachment A. Assuming such review and approval, these changes shall be effective no later than [insert date 45 days after letter date].

Respectfully submitted,


Attachment

                                                       ATTACHMENT A TO EXHIBIT B



Table I below shows the current assumptions for each of the variables used in the SB Charge and Tax Charge calculation.

                                     TABLE I
                           INPUT VALUES FOR SB CHARGE

a)  Most recent payment date for which payment data is available ("Measure
    Date"):
b)  Last payment date related to this remittance period ("Target Date"):
c)  Annual ongoing transaction expenses to be paid through Target Date:
d)  Unpaid ongoing transaction expenses following payments on Measure Date:
e)  Required annual overcollateralization amount:
f)  Overcollateralization account deficiency following payments on Measure Date:
g)  Capital account deficiency following payments on Measure Date:
h)  Expected annual principal payments through Target Date:
i)  Unpaid principal payments following payments on Measure Date:
j)  Interest payments on outstanding principal to be paid through Target Date:
k)  Unpaid interest following payments on Measure Date:
l)  Total annual revenue requirement (sum of c. through k. above):
m)  Amounts on deposit in reserve account following payments on Measure Date:
n)  Collections expected to be realized in this remittance period from prior SB
    Charge:
o)  Required Debt Service (l. - m. - n.):
p) KWh consumption on which SB Charge is expected to be billed and collected in this remittance period:
q)  Federal corporate income tax rate:
r)  Michigan single business tax rate:
s)  Adjusted SB Charge ((cent)/kWh) (o. / p.):
t)  Adjusted Tax Charge:

                                    TABLE II
            INPUT VALUES FOR WEIGHTED AVERAGE DAYS SALES OUTSTANDING

a)  Weighted Average Days Sales Outstanding ("WAD"):
b)  WAD: Percent of billed amounts collected in current month:
c)  WAD: Percent of billed amounts collected in second month after billing:
d)  WAD: Percent of billed amounts collected in third month after billing:
e)  WAD: Percent of billed amounts collected in fourth month after billing:
f)  WAD: Percent of billed amounts collected in fifth month after billing:
g)  Annual charge-offs for most recent reconciliation period:

                                                                       EXHIBIT C

                      FORM OF MONTHLY SERVICER CERTIFICATE

         Pursuant to Section 4.01(d)(ii) of the Securitization Property Servicing Agreement, dated as of ________ (the "Agreement"), between The Detroit Edison Company, as servicer (the "Servicer") and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify as follows:

         Capitalized terms used herein have their respective meanings as set forth in the Agreement.

For the Monthly Period:_____________


1.       BILLINGS:

a)       Monthly kWh Consumption:
b)       Applicable SB Charge:
c)       Total SB Charge Amount Invoiced this Month:
d)       Cumulative SB Charge Amount Invoiced this Remittance Period:

2.       REMITTANCES:

a)       Weighted Average Days Outstanding:
b)       Total Amount Remitted this Month:
c)       Cumulative Amount Remitted this Remittance Period:

3.       BALANCES ON SUBACCOUNTS (AT END OF MONTHLY PERIOD):

a)       Collection Account Balance:
b)       Reserve Subaccount Balance:
c)       Series Overcollateralization Subaccount Balance:
d)       Series Capital Subaccount Balance:

Executed as of this __ day of __________.

                                         THE DETROIT EDISON COMPANY
                                         as Servicer



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT D

                     FORM OF SEMIANNUAL SERVICER CERTIFICATE

         Pursuant to Section 4.01(d)(iii) of the Securitization Property Servicing Agreement, dated as of ________ (the "Agreement"), between The Detroit Edison Company, as servicer and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify, for the current Payment Date, as follows:

         Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.


1. ESTIMATED SB CHARGE PAYMENTS AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:

         i.       Amount Remitted [Month] [Year]
         ii.      Amount Remitted [Month] [Year]
         iii.     Amount Remitted [Month] [Year]
         iv.      Amount Remitted [Month] [Year]
         v.       Amount Remitted [Month] [Year]
         vi.      Amount Remitted [Month] [Year]
         VII.     TOTAL AMOUNT REMITTED FOR THIS PERIOD (SUM OF I. THROUGH VI.
                  ABOVE):
         viii.    Net Earnings on Collection Account:
         ix.      Expenses Paid to Date:
         X.       GENERAL SUBACCOUNT BALANCE (SUM OF VII. AND VIII. ABOVE MINUS
                  IX.):
         xi.      Reserve Subaccount Balance
         xii.     Overcollateralization Subaccount Balance
         xiii.    Capital Subaccount Balance
         XIV.     COLLECTION ACCOUNT BALANCE (SUM OF X. THROUGH XIII. ABOVE):

2.        OUTSTANDING PRINCIPAL BALANCE AS OF PRIOR PAYMENT DATE BY TRANCHE:

         i.       Class A-1 Principal Balance Outstanding Securitization Bond:
         ii.      Class A-2 Principal Balance Outstanding Securitization Bond:
         iii.     Class A-3 Principal Balance Outstanding Securitization Bond:
         iv.      Class A-4 Principal Balance Outstanding Securitization Bond:
         v.       Class A-5 Principal Balance Outstanding Securitization Bond:
         vi.      Class A-6 Principal Balance Outstanding Securitization Bond:
         VII.     TOTAL SECURITIZATION BOND PRINCIPAL BALANCE:

3.       REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

         A) PROJECTED PRINCIPAL BALANCES AND PAYMENTS


                                                                          Projected
                                                                      Principal Balance               Principal Due
                                                                      -----------------               -------------
         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii      Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL PROJECTED PRINCIPAL AMOUNT:

         B) REQUIRED INTEREST PAYMENTS


                                                                Securitization Bond          Days in          Interest
                                                                   Interest Rate        Applicable Period        Due
                                                                   -------------        -----------------        ---
         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii.     Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL REQUIRED INTEREST AMOUNT:

         C) PROJECTED SUBACCOUNT PAYMENTS AND LEVELS


        Subaccount                                                   Projected Level             Funding Required
        ----------                                                   ---------------             ----------------
         i.       Capital Subaccount:
         ii.      Overcollateralization Subaccount:
         III.     TOTAL SUBACCOUNT PAYMENTS AND LEVELS:

4.       ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO
         SECTION 8.02 OF INDENTURE:

         A) SEMIANNUAL EXPENSES

                  Net Expense Amount (Payable on current Payment Date)
         i.       Trustee Fees and Expenses:
         ii.      Semiannual Total of Servicing Fee:
         iii.     Semiannual Administration Fee:
         iv.      Operating Expenses (subject to $100,000 cap):
         V.       TOTAL EXPENSES:

         B) SEMIANNUAL INTEREST

                                                                    Aggregate
                                                                    ---------
         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii      Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL SEMIANNUAL INTEREST:

         C) SEMIANNUAL PRINCIPAL

                                                                    Aggregate
                                                                    ---------
         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii      Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL SEMIANNUAL PRINCIPAL:

         D) OTHER PAYMENTS

         i.       Operating Expenses (in excess of $100,000):
         ii.      Funding of Series Capital Subaccount (to required amount):
         iii. Funding of Series Overcollateralization Subaccount (to required level):
         iv.      Deposits to Reserve Subaccount:

5. OUTSTANDING PRINCIPAL BALANCE AND CoLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH DISTRIBUTION DATE):

         A) PRINCIPAL BALANCE OUTSTANDING:

         i.       Class A-1 Principal Balance Outstanding Securitization Bond:
         ii.      Class A-2 Principal Balance Outstanding Securitization Bond:
         iii.     Class A-3 Principal Balance Outstanding Securitization Bond:
         iv.      Class A-4 Principal Balance Outstanding Securitization Bond:
         v.       Class A-5 Principal Balance Outstanding Securitization Bond:
         vi.      Class A-6 Principal Balance Outstanding Securitization Bond:
         VII.     TOTAL SECURITIZATION BOND PRINCIPAL BALANCE:

         B) COLLECTION ACCOUNT BALANCES OUTSTANDING:

         i.       Series Capital Subaccount:
         ii.      Series Overcollateralization Subaccount:
         iii.     Reserve Subaccount:
         IV.      TOTAL SUBACCOUNT AMOUNT:

6. SUBACCOUNT BALANCES AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO SECTION 8.02 OF INDENTURE):

         i.       Series Capital Subaccount:
         ii.      Series Overcollateralization Subaccount:
         iii.     Reserve Subaccount:
         IV.      TOTAL SUBACCOUNT BALANCES:

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (IF APPLICABLE):

         A) SEMIANNUAL INTEREST SHORTFALL

         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii      Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL SEMIANNUAL INTEREST SHORTFALL:

         B) SEMIANNUAL PRINCIPAL SHORTFALL

         i.       Class A-1 Securitization Bond
         ii.      Class A-2 Securitization Bond
         iii      Class A-3 Securitization Bond
         iv.      Class A-4 Securitization Bond
         v.       Class A-5 Securitization Bond
         vi.      Class A-6 Securitization Bond
         VII.     TOTAL SEMIANNUAL PRINCIPAL SHORTFALL:

8.       SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT DISTRIBUTION
         DATE:

         i.       Series Capital Subaccount:
         ii.      Series Overcollateralization Subaccount:
         III.     TOTAL SUBACCOUNT SHORTFALLS:

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semiannual Servicer Certificate this __ day of __________.

                                      THE DETROIT EDISON COMPANY, as Servicer



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT E

                          FORM OF ANNUAL RECONCILIATION

         Pursuant to Section 4.03(b) of the Securitization Property Servicing Agreement, dated as of ________, between The Detroit Edison Company, as servicer (the "Servicer") and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify as follows:

For the Reconciliation Period:_____________ to _____________

         1.       CALCULATION OF REMITTANCE SHORTFALL OR REMITTANCE EXCESS:

         a)       System-wide Billed Revenues:
         b)       System-wide Charge-Offs:
         c)       Actual Charge-Off % (b / a):
         f)       "Estimated Charge-Off Percent":
         g)       kWh Consumption ( [          ] to  [          ]):
         h)       SB Charge ( [          ] to  [          ]):
         i)       [Billed SB Charges ( [          ] to  [          ]) (g x h):]
         j)       kWh Consumption ( [          ] to  [          ]):
         k)       SB Charge ( [          ] to  [          ]):
         l)       [Billed SB Charges ( [          ] to  [          ]) (j x k):]
         m)       Deemed SB Charge Payments ([100% - c] x [i + l]):
         n)       Estimated SB Charge Payments ([100% - f] x [i + l]):
         o)       Remittance Shortfall (m - n, if positive):
         p)       Remittance Excess (n - m, if positive):

         Executed as of this __ day of __________.

                                         THE DETROIT EDISON COMPANY,
                                         as Servicer



                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT F


                                   PROCEEDINGS




None.

                                                                         ANNEX I

                              SERVICING PROCEDURES

         The Servicer agrees to comply with the following servicing procedures:

         SECTION 1.  DEFINITIONS

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement and Appendix A thereto.

         SECTION 2.  DATA ACQUISITION

         (a) Installation and Maintenance of Meters. The Servicer shall cause to be installed, replaced and maintained meters in accordance with the Servicer Policies and Practices.

         (b) Meter Reading. In accordance with the Servicer Policies and Practices, the Servicer shall obtain usage measurements for each Customer; provided, however, that the Servicer may determine any Customer's usage on the basis of estimates in accordance with MPSC Regulations.

         (c) Cost of Metering. The Issuer shall not be obligated to pay any costs associated with the metering duties set forth in this Section 2, including the costs of installing, replacing and maintaining meters, nor shall the Issuer be entitled to any credit against the Servicing Fee for any cost savings realized by the Servicer as a result of new metering and/or billing technologies.

         SECTION 3.  USAGE AND BILL CALCULATION

         The Servicer shall obtain a calculation of each Customer's usage (which may be based on data obtained from such Customer's meter read or on usage estimates determined in accordance with MPSC Regulations) in accordance with the Servicer Policies and Practices and shall determine therefrom Billed SB Charges.

         SECTION 4.  BILLING

         (a) The Servicer shall implement the SB Charge as soon as practical and shall thereafter bill each Customer for each Customer's Billed SB Charges in accordance with the provisions of this Section 4.

         (b) Frequency of Bills; Billing Practices. In accordance with the Servicer Policies and Practices, the Servicer shall generate and issue a Bill to each Customer. In the event that the Servicer makes any material modification to the Servicer Policies and Practices, it shall notify the Issuer, the Trustee and the Rating Agencies as soon as practicable, and in no event later than 60 Servicer Business Days after such modification goes into effect; provided, however, that the Servicer may not make any modification that will materially adversely affect the Securitization Bondholders.

         (c)      Format.

                  (i) Each Bill to a Customer shall contain or be deemed to contain a Securitization Charge that shall include the SB Charge owed by such Customer for the applicable billing period.

                  (ii) Each Bill shall identify the SB Charge and shall state that the entire SB Charge is owned by the Issuer and not the Seller.

                  (iii) The Servicer shall conform to such requirements in respect of the format, structure and text of Bills delivered to Customers as MPSC Regulations shall from time to time prescribe. To the extent that Bill format, structure and text are not prescribed by applicable law or by MPSC Regulations, the Servicer shall, subject to clauses (i) and (ii) of this subsection (c), determine the format, structure and text of all Bills in accordance with its reasonable business judgment, the Servicer Policies and Practices and historical practice.

         (d) Delivery. Except as provided in the next sentence, the Servicer shall deliver all Bills to Customers (i) by United States mail in such class or classes as are consistent with the Servicer Policies and Practices or
(ii) by any other means, whether electronic or otherwise, that the Servicer may from time to time use in accordance with the Servicer Policies and Practices. The Servicer shall pay from its own funds all costs of issuance and delivery of all Bills that it renders, including printing and postage costs as the same may increase or decrease from time to time.

         SECTION 6.  CUSTOMER SERVICE FUNCTIONS

         The Servicer shall handle all Customer inquiries and other Customer service matters according to the Servicer Policies and Practices.

         SECTION 7.  COLLECTIONS; PAYMENT PROCESSING; REMITTANCE

         (a)      Collection Efforts, Policies, Procedures.

                  (i) The Servicer shall collect Billed SB Charges from Customers as and when the same become due in accordance with such collection procedures as it follows with respect to comparable assets that it services for itself or others, including the following:

                        (A) The Servicer shall prepare and deliver overdue notices to Customers in accordance with MPSC Regulations and the Servicer Policies and Practices.

                        (B) The Servicer shall deliver past-due and shut-off notices in accordance with MPSC Regulations and the Servicer Policies and Practices.

                        (C) The Servicer may employ the assistance of collection agents in accordance with MPSC Regulations and the Servicer Policies and Practices.

                        (D) The Servicer shall apply Customer deposits to the payment of delinquent accounts in accordance with MPSC Regulations and the Servicer Policies and Practices.

                  (ii) The Servicer shall not waive any late payment charge or any other fee or charge relating to delinquent payments, if any, or waive, vary or modify any terms of payment of any amounts payable by a Customer, in each case unless such waiver or action: (A) would be in accordance with the Servicer Policies and Practices and (B) would comply in all material respects with applicable law.

                  (iii) The Servicer shall accept payment from Customers in respect of Billed SB Charges in such forms and methods and at such times and places in accordance with the Servicer Policies and Practices.

         (b) Payment Processing, Allocation, Priority of Payments. The Servicer shall post all payments received to Customer accounts as promptly as practicable, and, in any event, substantially all payments shall be posted no later than two Servicer Business Days after receipt.

         (c) Investment of Estimated SB Charge Payments Received. Prior to remittance on the applicable Remittance Date, the Servicer may invest Estimated SB Charge Payments at its own risk and for its own benefit, and such investments and funds shall not be required to be segregated from the other investments and funds of the Servicer. The Servicer shall be entitled to retain as additional compensation any interest earnings on Estimated SB Charge Payments invested by it.

         (d) Calculation of Estimated SB Charge Payments and Deemed SB Charge Payments; Remittances. In accordance with Section 4.03(a) of the Agreement, the Servicer shall remit to the Trustee for deposit in the Collection Account an amount equal to the product of the Billed SB Charges for a particular billing date multiplied by the result of one hundred percent less the Estimated Charge-Off Percent. Such product shall constitute the amount of Estimated SB Charge Payments. Pursuant to Section 4.03(b) of the Agreement, on or before [ ] of each year, the Servicer shall calculate the amount of Deemed SB Charge Payments by multiplying the Billed SB Charges by the result of one hundred percent less the Actual Charge-Off Percent.

         (e)      Remittances.

                  (i) The Issuer shall cause to be established the Collection Account in the name of the Trustee in accordance with Section 8.02 of the Indenture.

                  (ii) The Servicer shall make or cause to be made Remittances to the Collection Account in accordance with Section 4.03 of the Agreement.

                  (iii) Any change of account or change of institution affecting the Collection Account shall not take effect until the Issuer has provided at least fifteen (15) Servicer Business Days written notice thereof to the Servicer.

         (f) Partial Collections. Upon a partial payment of amounts billed, including amounts billed under special contracts, such partial payments shall be allocated ratably among the SB Charge, the SB Tax Charge (as defined in the Financing Order) and the Seller's other billed amounts (including any accrued interest and late fees) based on the ratio of each component of the bill to the total bill.

         SECTION 8. Alternative Energy Suppliers

         The Servicer shall not permit any AES to bill or collect SB Charges on behalf of the Issuer unless required by applicable law or regulation and, to the extent permitted by applicable law or regulation, the Rating Agency Condition is satisfied.

         SECTION 9. Semiannual Notice to Moody's of Input Values for Weighted Average Days Outstanding

         On a semiannual basis, the Servicer shall provide Moody's a notice containing the input values for Weighted Average Days Outstanding current as of a date three calendar months prior to such report.

                                   APPENDIX A

                               MASTER DEFINITIONS

             To be used in connection with the Servicing Agreement, the Sale Agreement, the Administration Agreement and the Indenture.

The definitions contained in this Appendix A are applicable to the singular as well as the plural forms of such terms.

         Act has the meaning specified in Section 11.03 of the Indenture.

         Actual Charge-Off Percent means the Servicer's actual system-wide charge-off percentage.

         Adjustment Request means any filing made with the MPSC by the Servicer on behalf of the Issuer for a Periodic Adjustment.

         Administration Agreement means the Administration Agreement dated as of March 9, 2001, between the Administrator and the Issuer, as the same may be amended or supplemented from time to time.

         Administrator means Detroit Edison, as administrator under the Administration Agreement, and each successor to Detroit Edison, in the same capacity, pursuant to Section 14 of the Administration Agreement.

         AES means an alternative energy supplier pursuant to the Statute.

         Affiliate means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, control when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

         Annual Accountant's Report has the meaning set forth in Section 3.04 of the Servicing Agreement.

         Annual Reconciliation Report has the meaning set forth in Section 4.03(b) of the Servicing Agreement.

         Authorized Denominations means, with respect to any Series or Class of Securitization Bonds, $1,000 and integral multiples of $1.00 above that amount, provided, however, that one bond of each Class may have a denomination of less than $1,000, or such other denominations as may be specified in the Series Supplement therefor.

         Authorized Newspaper means the Luxemburger Wort or any other newspaper published in Luxembourg on a daily basis.

         Authorized Officer means,

             (a) with respect to the Issuer, (i) any Manager and (ii) any person authorized by the Managers pursuant to the Issuer LLC Agreement;

             (b) with respect to the Servicer, the chief executive officer, the president, the vice chairman of the board, any vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary, the controller or any assistant controller of the Servicer;

             (c) with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any vice president, assistant vice president, trust officer, secretary, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Indenture; and

             (d) with respect to any other corporation, the chief executive officer, chief operating officer, chief financial officer, chief information officer, president, executive vice president, any vice president, the secretary or the treasurer of such corporation; and with respect to any limited liability company, any manager thereof.

         Basic Documents means the Formation Documents, the Sale Agreement, any Bills of Sale, the Servicing Agreement, the Administration Agreement, the Indenture, the Underwriting Agreement and any Interest Rate Swap Agreement, as each may be amended or supplemented from time to time.

         Bill of Sale means any bill of sale issued by the Seller to the Issuer pursuant to the Sale Agreement evidencing the sale of Securitization Property by the Seller to the Issuer.

         Billed SB Charges means the dollar amounts billed to Customers in respect of the SB Charge.

         Bills means each of the regular monthly bills, summary bills and other bills issued to Customers by Detroit Edison on its own behalf and in its capacity as Servicer.

         Book-Entry Securitization Bonds means beneficial interests in the Securitization Bonds, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11 of the Indenture.

         Business Day means any day other than a Saturday or Sunday or a day on which banking institutions in Detroit, Michigan, or in New York, New York or, with respect to any Securitization Bonds listed on the Luxembourg Stock Exchange, in Luxembourg, are required or authorized by law or executive order to remain closed.

         Capital Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Certificate of Compliance has the meaning set forth in Section 3.03 of the Servicing Agreement.

         Class means, with respect to any Series, any one of the classes of Securitization Bonds of that Series, as specified in the Series Supplement for that Series.

         Class Final Maturity Date means the Final Maturity Date of a Class, as specified in the Series Supplement for the related Series.

         Class Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Clearing Agency means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         Clearing Agency Participant means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Code means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         Collateral has the meaning specified in the Granting Clause of the Indenture.

         Collection Account has the meaning specified in Section 8.02(a) of the Indenture.

         Commission means the U.S. Securities and Exchange Commission, and any successor thereof.

         Corporate Trust Office means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, Floor 12 East, New York, New York 10286, Attention: ABS Unit, or at such other address as the Trustee may designate from time to time by notice to the Securitization Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Securitization Bondholders and the Issuer in writing).

         Covenant Defeasance Option has the meaning specified in Section 4.01(b) of the Indenture.

         Customer means a person that is an electric customer taking delivery of electricity from Detroit Edison or from its successor on its MPSC-approved rate schedules or under special contracts.

         Deemed SB Charge Payments means the amount, calculated by the Servicer on or before January 15 of each year, equal to the product of the Billed SB Charges for such Remittance Period multiplied by the result of one hundred percent (100%) less the Actual Charge-Off Percent.

         Default means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         Defeasance Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Definitive Securitization Bonds has the meaning specified in Section
         2.11 of the Indenture.

         Detroit Edison means The Detroit Edison Company, a Michigan corporation, or its successor.

         DTC Agreement means the agreement between the Issuer, the Trustee and The Depository Trust Company, as the initial Clearing Agency, dated on or about March 9, 2001, relating to the Securitization Bonds, as the same may be amended or supplemented from time to time.

         Eligible Guarantor Institution means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein):

             (a)   a bank;

             (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;

             (c)   a credit union;

             (d) a national securities exchange, registered securities association or clearing agency; or

             (e) a savings association that is a participant in a securities transfer association.

         Eligible Institution means:

             (a) the corporate trust department of the Trustee, so long as any of the securities of the Trustee have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade, or

             (b) a depositary institution organized under the laws of the United States of America or any state (or any domestic branch of a foreign bank), which

                   (i)  has either

                        (A) with respect to any Eligible Investment having a maturity of greater than one month, a long-term unsecured debt rating of "AAA" by Standard & Poor's and Fitch and "Aaa" by Moody's, or

                        (B) with respect to any Eligible Investment having a maturity of one month or less, a short-term or certificate of deposit rating of "A-1+" by Standard & Poor's and "P-1" by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies, and

                   (ii) whose deposits are insured by the FDIC.

         Eligible Investments mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

             (a) direct obligations of, and obligations fully and unconditionally guaranteed as to timely payment by, the United States of America;

             (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company (any depositary institution or trust company being referred to in this definition as a "financial institution") incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depositary institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

             (c) commercial paper or other short-term obligations of any corporation organized under the laws of the United States of America (other than Detroit Edison) whose ratings, at the time of the investment or contractual commitment to invest therein, from each of the Rating Agencies are in the highest investment category granted thereby;

             (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Trustee or any of its Affiliates act as investment manager or advisor);

             (e) bankers' acceptances issued by any depositary institution or trust company referred to in clause (b) above;

             (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depositary institution or trust company (acting as principal) described in clause (b) above;

             (g) repurchase obligations with respect to any security or whole loan entered into with

                   (i) a financial institution (acting as principal) described in clause (b) above,

                   (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (any broker/dealer being referred to in this definition as a "broker/dealer"), the unsecured short-term debt obligations of which are rated P-1 by Moody's and A-1+ by Standard & Poor's at the time of entering into the repurchase obligation, or

                   (iii) an unrated broker/dealer, acting as principal, that is a wholly-owned subsidiary of a non-bank or bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and A-1+ by Standard & Poor's at the time of purchase; or

             (h)   any other investment permitted by each Rating Agency;

         provided, however, that, with respect to Moody's only, the obligor related to clauses (b), (c), (d), (f), (g) and (h) above must have both a long term rating of at least Aa3 and a short term rating of at least P1, and provided further, that, unless otherwise permitted by each Rating Agency, upon the failure of any Eligible Institution to maintain any applicable rating set forth in this definition or the definition of Eligible Institution, the related investments at such institution shall be reinvested in Eligible Investments at a successor Eligible Institution within 10 days, and provided further, that any Eligible Investment must not:

             (a) be sold, liquidated or otherwise disposed of at a loss, prior to the maturity thereof, or

             (b) mature later than (i) the date on which the proceeds of such Eligible Investment will be required to be on deposit in the Collection Account in order for the Trustee to make all required and scheduled payments and deposits into Subaccounts under the Indenture, if such Eligible Investment is held by an Affiliate of the Trustee, or (ii) the Business Day prior to the date on which the proceeds of such Eligible Investment will be required to be on deposit in the Collection Account in order for the Trustee to make all required and scheduled payments and deposits into Subaccounts under the Indenture, if such Eligible Investment is not held by an Affiliate of the Trustee.

         Eligible Securities Account means either:

             (a)   a segregated trust account with an Eligible Institution or

             (b) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of the United States of America or any state (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depositary institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         Estimated Charge-Off Percent means the Servicer's good faith estimate of the Actual Charge-Off Percent.

         Estimated SB Charge Payments means an amount equal to the product of the Billed SB Charges for a particular billing date multiplied by the result of one hundred percent (100%) less the Estimated Charge-Off Percent.

         Event of Default has the meaning specified in Section 5.01 of the Indenture.

         Event of Investment Ineligibility has the meaning specified in the Trade Receivables Purchase and Sale Agreement dated as of February 28, 1989, as later amended and restated, among The Detroit Edison Company, Corporate Asset Funding Company, Inc., Citibank, N.A., and Citicorp North America, Inc., individually and as agent.

         Event of Termination has the meaning specified in the Trade Receivables Purchase and Sale Agreement dated as of February 28, 1989, as later amended and restated, among The Detroit Edison Company, Citibank, N.A., and Citicorp North America, Inc., individually and as agent.

         Exchange Act means the Securities Exchange Act of 1934, as amended.

         Expected Amortization Schedule means, with respect to each Series or, if applicable, each Class of Securitization Bonds, the expected amortization schedule for principal thereof, as specified in the Series Supplement therefor.

         Expected Final Payment Date means, with respect to each Series or, if applicable, each Class of Securitization Bonds, the date when all interest and principal is scheduled to be paid with respect to that Series or Class in accordance with the Expected Amortization Schedule, as specified in the Series Supplement therefor.

         FDIC means the Federal Deposit Insurance Corporation or its successor.

         Final Maturity Date means, for each Series or, if applicable, each Class of Securitization Bonds, the date by which all principal of and interest on such Series or Class of Securitization Bonds is required to be paid, as specified in the Series Supplement therefor.

         Financing Issuance means an issuance of a new Series of Securitization Bonds under the Indenture to provide funds to finance the purchase by the Issuer of Securitization Property.

         Financing Order means, collectively, the order of the MPSC, Case No. U-12478, issued on November 2, 2000, as clarified by the opinion and order of the MPSC issued on January 4, 2001.

         Fitch means Fitch, Inc., or its successor.

         Formation Documents means, collectively, the Issuer LLC Agreement and the Issuer Articles of Organization, as each may be amended or supplemented from time to time.

         General Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Grant means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm. Grant, used as a noun, and Granting, used as an adjective, have correlative meanings consistent with preceding sentence. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, interest and other payments in respect of the Collateral or such other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Holder or Securitization Bondholder means the Person in whose name a Securitization Bond of any Series or Class is registered in the Securitization Bond Register.

         Indemnification Event means an event which triggers Detroit Edison's obligation to indemnify the Issuer and the Trustee, for itself and on behalf of the Securitization Bondholders, and each of their respective managers, officers, directors and agents, pursuant to Section 5.01 of the Sale Agreement.

         Indemnity Amount means the amount of any indemnification obligation payable under the Basic Documents.

         Indenture means the Indenture dated as of March 9, 2001, between the Issuer and the Trustee, as the same may be amended and supplemented from time to time by one or more Supplemental Indentures, and shall include each Series Supplement and the forms and terms of the Securitization Bonds established thereunder.

         Independent means, when used with respect to any specified Person, that the Person

             (a) is in fact independent of the Issuer, any other obligor on the Securitization Bonds, Detroit Edison and any Affiliate of any of the foregoing Persons,

             (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, Detroit Edison or any Affiliate of any of the foregoing Persons, and

             (c) is not connected with the Issuer, any such other obligor, Detroit Edison or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such certificate or opinion shall state that the signer has read the definition of "Independent" in this Appendix A and that the signer is Independent within the meaning thereof.

         Independent Manager has the meaning set forth in the Issuer LLC Agreement.

         Initial Securitization Property means the Securitization Property sold by the Seller to the Issuer as of the Initial Transfer Date pursuant to the Sale Agreement and the Bill of Sale delivered on or prior to the Initial Transfer Date as identified in such Bill of Sale.

         Initial Transfer Date means the Series Issuance Date for the first Series of Securitization Bonds.

         Insolvency Event means, with respect to a specified Person,

             (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or

             (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         Interest means, for any Payment Date for any Series or Class of Securitization Bonds, the sum, without duplication, of:

             (a) an amount equal to the amount of interest accrued at the applicable Interest Rate from the prior Payment Date with respect to that Series or Class;

             (b) any unpaid interest, to the extent permitted by applicable law, plus any interest accrued on such unpaid interest at the applicable Interest Rate, to the extent permitted by applicable law;

             (c) if the Securitization Bonds have been declared due and payable, all accrued and unpaid interest thereon; and

             (d) with respect to a Series or Class to be redeemed prior to the next Payment Date, the amount of interest that will be payable as interest on such Series or Class upon such redemption.

         Interest Rate means, with respect to each Series or Class of Securitization Bonds, the rate at which interest accrues on the principal balance of Securitization Bonds of such Series or Class, as specified in the Series Supplement therefor.

         Interest Rate Swap Agreement means any ISDA Master Agreement, together with the related Schedule and Confirmation, between the Issuer and a Swap Counterparty, as same may be amended or supplemented from time to time.

         Issuer means The Detroit Edison Securitization Funding LLC, a Michigan limited liability company, or its successor under the Indenture or the party named as such in the Indenture until a successor replaces it and, thereafter, means the successor.

         Issuer Articles of Organization means the Articles of Organization of the Issuer which were filed with the Bureau of Commercial Services, Corporation Division, of the Michigan Department of Consumer and Industry Services (the "Department") on November 20, 2000, as amended by the Restated Articles of Organization of the Issuer, which were filed with the Department on March 8, 2001.

         Issuer LLC Agreement means the Limited Liability Company Agreement between the Issuer, Detroit Edison, as sole Member, and the Managers dated as of November 20, 2000, as the same may be amended or supplemented from time to time.

         Issuer Officer's Certificate means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section
         11.01 of the Indenture, and delivered to the Trustee.

         Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Issuer Officer's Certificate.

         Issuer Opinion of Counsel means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be an employee of or counsel to the Issuer or the Seller and who shall be reasonably satisfactory to the Trustee, and which opinion or opinions shall be addressed to the Trustee, and shall be in a form reasonably satisfactory to the Trustee.

         Issuer Order or Issuer Request means a written order or request, respectively, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

         Legal Defeasance Option has the meaning specified in Section 4.01(b) of the Indenture.

         Lien means a security interest, lien, charge, pledge or encumbrance of any kind.

         Losses means, collectively, any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever.

         Manager has the meaning set forth in the Issuer LLC Agreement.

         Member means Detroit Edison, as the sole member of the Issuer, in its capacity as such member under the Issuer LLC Agreement.

         Michigan UCC means the Uniform Commercial Code, as in effect in the State of Michigan, as amended from time to time.

         Monthly Servicer Certificate has the meaning assigned to that term in
         Section 4.01(d)(ii) of the Servicing Agreement.

         Moody's means Moody's Investors Service, Inc., or its successor.

         MPSC means the Michigan Public Service Commission and any successor thereto.

         MPSC Regulations means any applicable regulations, orders or rules promulgated, issued or adopted by the MPSC, as in effect from time to time.

         Non-Routine True-Up Adjustment has the meaning set forth in Section 4.01(c)(i) of the Servicing Agreement.

         Non-Routine True-Up Adjustment Request means an Adjustment Request filed with the MPSC in accordance with the Financing Order with respect to any Non-Routine True-Up Adjustment, pursuant to which the related Non-Routine True-Up Adjustment will become effective upon the review and approval of the MPSC.

         Officer's Certificate means a certificate of the Servicer signed by an Authorized Officer.

         Ongoing Other Qualified Costs has the meaning assigned to that term in the Financing Order.

         Operating Expenses means, with respect to the Issuer, all fees, costs, expenses and indemnity payments owed by the Issuer, including, without limitation, all amounts owed by the Issuer to the Trustee, the Servicing Fee, the fees and expenses payable by the Issuer to the Administrator under the Administration Agreement, the fees and expenses payable by the Issuer to the Independent Managers and Special Members of the Issuer, fees of the Rating Agencies, legal fees and expenses of the Servicer pursuant to Section 5.02(d) of the Servicing Agreement, legal and accounting fees, costs and expenses of the Issuer, and legal, accounting or other fees, costs and expenses of the Seller (including, without limitation, any costs and expenses incurred by the Seller pursuant to Section 4.08 of the Sale Agreement) under or in connection with the Basic Documents or the Financing Order.

         Opinion of Counsel means one or more written opinions of counsel who may be an employee of or counsel to Detroit Edison, the Issuer or any other Person (as the context may require), which counsel shall be reasonably acceptable to the Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Trustee, if applicable, according to context.

         Outstanding with respect to Securitization Bonds means, as of the date of determination, all Securitization Bonds theretofore authenticated and delivered under the Indenture except:

             (a) Securitization Bonds theretofore canceled by the Securitization Bond Registrar or delivered to the Securitization Bond Registrar for cancellation;

             (b) Securitization Bonds or portions thereof for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securitization Bonds; provided, however, that if such Securitization Bonds are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Trustee, made; and

             (c) Securitization Bonds in exchange for or in lieu of other Securitization Bonds which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Securitization Bonds are held by a protected purchaser;

         provided that in determining whether the Holders of the requisite Outstanding Amount of the Securitization Bonds or any Series or Class thereof have given any request, demand, authorization, direction, notice, consent or waiver under any Basic Document, Securitization Bonds owned by the Issuer, any other obligor upon the Securitization Bonds, Detroit Edison or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securitization Bonds that the Trustee knows to be so owned shall be so disregarded. Securitization Bonds so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securitization Bonds and that the pledgee is not the Issuer, any other obligor upon the Securitization Bonds, Detroit Edison or any Affiliate of any of the foregoing Persons.

         Outstanding Amount means the aggregate principal amount of all Outstanding Securitization Bonds or, if the context requires, all Securitization Bonds of a Series or Class Outstanding at the date of determination.

         Overcollateralization means, with respect to any Payment Date, an amount that, if deposited to the Overcollateralization Subaccount, would cause the balance in such subaccount to equal the Scheduled Overcollateralization Level for such Payment Date.

         Overcollateralization Amount means, with respect to any Series of Securitization Bonds, the amount specified as such in the Series Supplement therefor.

         Overcollateralization Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Paying Agent means the Trustee or any other Person, including any Person appointed pursuant to Section 3.02(b) of the Indenture, that meets the eligibility standards for the Trustee specified in Section
         6.11 of the Indenture and is authorized by the Issuer to make the payments of principal of or premium, if any, or interest on the Securitization Bonds on behalf of the Issuer.

         Payment Date means, with respect to each Series or Class of Securitization Bonds, each date or dates respectively specified as Payment Dates for such Series or Class in the Series Supplement therefor.

         Periodic Adjustment means each Routine True-Up Adjustment and Non-Routine True-Up Adjustment made pursuant to the terms of the Financing Order and in accordance with Section 4.01 of the Servicing Agreement.

         Person means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), business trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         Predecessor Securitization Bond means, with respect to any particular Securitization Bond, every previous Securitization Bond evidencing all or a portion of the same debt as that evidenced by such particular Securitization Bond; and, for the purpose of this definition, any Securitization Bond authenticated and delivered under Section 2.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Securitization Bond shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Securitization Bond.

         Principal means, with respect to any Payment Date and each Series or Class of Securitization Bonds:

             (a) the amount of principal scheduled to be paid on such Payment Date in accordance with the Expected Amortization Schedule;

             (b) the amount of principal due on the Final Maturity Date of such Series or Class if such Payment Date is the Final Maturity Date;

             (c) the amount of principal due as a result of the occurrence and continuance of an Event of Default and acceleration of the Securitization Bonds;

             (d) the amount of principal and premium, if any, due as a result of a redemption of Securitization Bonds on such Payment Date; and

             (e)   any overdue payments of principal.

         Principal Balance means, as of any Payment Date, the Outstanding Amount of the Securitization Bonds.

         Proceeding means any suit in equity, action at law or other judicial or administrative proceeding.

         Projected Principal Balance means, as of any Payment Date, the projected Outstanding Amount for such Payment Date set forth in the Expected Amortization Schedule.

         Qualified Costs means those qualified costs approved for recovery in the Financing Order.

         Rating Agency means, as of any date, any rating agency rating the Securitization Bonds of any Class or Series at the time of original issuance thereof at the request of the Issuer, or any successor to such rating agency. If such organization or successor is no longer in existence, in lieu thereof "Rating Agency" means a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Trustee, the Member and the Servicer.

         Rating Agency Condition means, with respect to any action, the notification to each Rating Agency and the Trustee of such action, and the notification from each of Fitch and S&P to the Trustee and the Issuer that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any Outstanding Series or Class of Securitization Bonds.

         Reconciliation Period means the twelve-month period commencing on January 1 of each year and ending on December 31 of each year; provided, however, that the initial Reconciliation Period shall commence on the first Series Issuance Date and end on December 31, 2001.

         Record Date has the meaning set forth in each Supplemental Indenture.

         Redemption Date means, with respect to each Series or Class of Securitization Bonds, the date for the redemption of the Securitization Bonds of such Series or Class pursuant to Sections 10.01 or 10.02 of the Indenture or the Series Supplement for such Series or Class, which in each case shall be a Payment Date.

         Redemption Price has the meaning set forth in Section 10.01 or Section
         10.02 of the Indenture, as applicable.

         Refunding Issuance means an issuance of a new Series of Securitization Bonds under the Indenture to pay the cost of refunding, through redemption or payment on the Expected Final Payment Date for a Series or Class of Securitization Bonds, all or part of the Securitization Bonds of such Series or Class to the extent permitted by the terms thereof.

         Registered Holder means, as of any date, the Person in whose name a Securitization Bond is registered in the Securitization Bond Register on such date.

         Released Parties has the meaning specified in Section 6.02(f) of the Servicing Agreement.

         Remittance means each remittance under the Servicing Agreement of Estimated SB Charge Payments by the Servicer to the Trustee.

         Remittance Date means each Servicer Business Day on which a Remittance is to be made by the Servicer pursuant to Section 4.03 of the Servicing Agreement.

         Remittance Excess means the amount, if any, calculated for a particular Reconciliation Period, by which all Estimated SB Charge Payments during such Reconciliation Period exceed Deemed SB Charge Payments during such Reconciliation Period.

         Remittance Period means the twelve-month period commencing on January 1 of each year and ending on December 31 of each year; provided, however, that the initial Remittance Period shall commence on the first Series Issuance Date and end on December 31, 2001.

         Remittance Shortfall means, the amount, if any, calculated for a particular Reconciliation Period, by which Deemed SB Charge Payments during such Reconciliation Period exceed Estimated SB Charge Payments during such Reconciliation Period.

         Required Capital Amount means, with respect to any Series, the amount required to be deposited in the Capital Subaccount on the Series Issuance Date of such Series, as specified in the related Series Supplement.

         Required Debt Service means, for any Remittance Period, the total dollar amount calculated by the Servicer in accordance with Section 4.01(b)(i) of the Servicing Agreement as necessary to be remitted to the Collection Account during such Remittance Period (after giving effect to (a) the allocation and distribution of amounts on deposit in the Reserve Subaccount at the time of calculation and which are available for payments on the Securitization Bonds, (b) any shortfalls in Required Debt Service for any prior

         Remittance Period, (c) the required payment or credit of any Remittance Excess or Remittance Shortfall during such Remittance Period and (d) any Remittances based upon the SB Charge in effect in the prior Remittance Period that are expected to be realized in such Remittance Period) in order to ensure that, as of the Payment Date immediately following the end of such period, (i) all accrued and unpaid interest on the Securitization Bonds then due shall have been paid in full, (ii) the Principal Balance of the Securitization Bonds is equal to the Projected Principal Balance of the Securitization Bonds for that Payment Date, (iii) the balance on deposit in the Capital Subaccount equals the aggregate Required Capital Amount, (iv) the balance on deposit in the Overcollateralization Subaccount equals the aggregate Scheduled Overcollateralization Level and (v) all other fees, expenses and indemnities due and owing and required or allowed to be paid under
         Section 8.02 of the Indenture as of such date shall have been paid in full; provided, however, that, with respect to any Periodic Adjustment occurring after the last Expected Final Payment Date for any Securitization Bonds, the Required Debt Service shall be calculated to ensure that sufficient amounts will be collected to retire such Securitization Bonds in full as of the earlier of (x) the next Payment Date and (y) the Final Maturity Date for such Securitization Bonds.

         Reserve Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Retirement of the Securitization Bonds means the day on which the final payment is made to the Trustee in respect of the last outstanding Securitization Bond.

         Retiring Trustee means a Trustee that resigns or vacates the office of Trustee for any reason.

         Routine True-Up Adjustment has the meaning set forth in Section 4.01(b)(iii) of the Servicing Agreement.

         Routine True-Up Adjustment Request means an Adjustment Request filed with the MPSC in respect of a Routine True-Up Adjustment, substantially in the form of Exhibit B to the Servicing Agreement. Pursuant to the Financing Order, the Routine True-Up Adjustment Request will become effective within 45 days after the filing of such Routine True-Up Adjustment Request.

         Sale Agreement means the Securitization Property Sale Agreement dated as of March 9, 2001, between the Seller and the Issuer, as the same may be amended and supplemented from time to time.

         SB Charge means the securitization charge designated and approved pursuant to the Financing Order as constituting part of the Securitization Property, as the same may be adjusted from time to time as provided in the Servicing Agreement and in accordance the Financing Order.

         Scheduled Overcollateralization Level means, with respect to each Series and any Payment Date, the amount with respect to such Series set forth as such in Schedule I of the Indenture, as such Schedule has been adjusted in accordance with Section 3.19 of the

         Indenture to reflect redemptions or defeasances of Securitization Bonds and issuances of additional Series of Securitization Bonds.

         Securities Account Control Agreement means the securities account control agreement among The Detroit Edison Securitization Funding LLC, as debtor, the Trustee, as Secured Party, and The Bank of New York, in its capacity as securities intermediary thereunder.

         Securitization Bond means any of the securitization bonds (as approved in the Financing Order) issued by the Issuer pursuant to the Indenture.

         Securitization Bond Balance means, as of any date, the aggregate Outstanding Amount of all Series of Securitization Bonds on such date.

         Securitization Bond Owner means, with respect to a Book-Entry Securitization Bond, the Person who is the beneficial owner of such Book-Entry Securitization Bond, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         Securitization Bond Register has the meaning specified in Section 2.05(a) of the Indenture.

         Securitization Bond Registrar has the meaning specified in Section 2.05(a) of the Indenture.

         Securitization Charge means the Securitization Charge authorized by the MPSC to be imposed on all Customers by Detroit Edison to recover Qualified Costs pursuant to the Financing Order.

         Securitization Property means the Securitization Property that exists under the Financing Order and is sold by the Seller to the Issuer under the Sale Agreement.

         Securitization Property Records has the meaning assigned to that term in Section 5.01 of the Servicing Agreement.

         Seller means Detroit Edison, in its capacity as seller of the Securitization Property to the Issuer pursuant to the Sale Agreement.

         Semiannual Servicer Certificate has the meaning assigned to that term in Section 4.01(d)(iii) of the Servicing Agreement.

         Series means any series of Securitization Bonds issued by the Issuer and authenticated by the Trustee pursuant to the Indenture and the Financing Order, as specified in the Series Supplement therefor.

         Series Capital Subaccount has the meaning set forth in Section 8.02(a) of the Indenture.

         Series Final Maturity Date means the Final Maturity Date for a Series.

         Series Issuance Date means, with respect to the first Series of Securitization Bonds, March 9, 2001, and with respect to any other Series, the date on which the Securitization Bonds of such Series are to be issued in accordance with Section 2.10 of the Indenture and the Series Supplement for such Series.

         Series Overcollateralization Subaccount has the meaning specified in
         Section 8.02(a) of the Indenture.

         Series Subaccount has the meaning specified in Section 8.02(a) of the Indenture.

         Series Supplement means an indenture supplemental to the Indenture that authorizes a particular Series of Securitization Bonds, as the same may be amended or supplemented from time to time.

         Servicer means Detroit Edison, as the servicer of the Securitization Property, and each successor to Detroit Edison (in the same capacity) pursuant to Section 6.03 or 7.04 of the Servicing Agreement.

         Servicer Business Day means any Business Day on which the Servicer's offices in the State of Michigan are open for business.

         Servicer Default means an event specified in Section 7.01 of the Servicing Agreement.

         Servicer Policies and Practices means, with respect to the Servicer's duties under Annex I to the Servicing Agreement, the policies and practices of the Servicer applicable to such duties that the Servicer follows with respect to comparable assets that it services for itself or others, as in effect from time to time and in accordance with MPSC Regulations. The Servicer shall provide ten days' prior written notice to the Rating Agencies of any amendment to the Servicer Policies and Practices that would adversely affect in any material respect the Securitization Bondholders.

         Servicing Agreement means the Servicing Agreement dated as of March 9, 2001, between the Issuer and the Servicer, as the same may be amended and supplemented from time to time.

         Servicing Fee means the fee payable to the Servicer for services rendered, in accordance with Section 6.07 of the Servicing Agreement.

         Special Member has the meaning set forth in the Issuer LLC Agreement.

         Standard & Poor's, or S&P, means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or its successor.

         Statute means, collectively, Enrolled Senate Bill No. 937, 2000 PA 141 and Enrolled Senate Bill No. 1253, 2000 PA 142, both of which became effective June 5, 2000.

         Subaccount means any of the subaccounts of the Collection Account specified in Section 8.02 of the Indenture.

         Subsequent Sale means the sale of additional Securitization Property by the Seller to the Issuer after the Initial Transfer Date, subject to the satisfaction of the applicable conditions specified in the Sale Agreement and the Indenture.

         Subsequent Securitization Property means Securitization Property sold by the Seller to the Issuer as of a Subsequent Transfer Date pursuant to the Sale Agreement and the Bill of Sale delivered on or prior to the Subsequent Transfer Date, as identified in such Bill of Sale.

         Subsequent Transfer Date means the date that a sale of Subsequent Securitization Property will be effective, as specified in a written notice provided by the Seller to the Issuer pursuant to the Sale Agreement.

         Successor Servicer means a successor Servicer appointed by the Trustee pursuant to Section 7.04 of the Servicing Agreement which succeeds to all the rights and duties of the Servicer under the Servicing Agreement.

         Supplemental Indenture means a supplemental indenture entered into by the Issuer and the Trustee pursuant to Article IX of the Indenture.

         Swap Counterparty means, with respect to any Interest Rate Swap Agreement, the swap counterparty under that Interest Rate Swap Agreement.

         Termination Notice has the meaning assigned to that term in Section
         7.01 of the Servicing Agreement.

         Transfer Date means the Initial Transfer Date or any Subsequent Transfer Date, as applicable.

         Trust Indenture Act or TIA means the Trust Indenture Act of 1939, as in force on the date hereof, unless otherwise specifically provided.

         Trustee means The Bank of New York, a New York banking corporation or its successor, as trustee under the Indenture, or any successor Trustee under the Indenture.

         Underwriting Agreement means the Underwriting Agreement dated as of March 2, 2001, among the Seller, the Issuer and Salomon Smith Barney, Inc., on behalf of itself and as the representative of the several underwriters named therein.

         U.S. Government Obligations means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the timely payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

         Weighted Average Days Outstanding means the weighted average number of days Detroit Edison's monthly retail customer bills remain outstanding during the calendar year immediately preceding the calculation thereof pursuant to Section 4.01(b)(i) of the Servicing Agreement. The calculation of Weighted Average Days Outstanding pursuant to Section 4.01(b)(i) of the Servicing Agreement shall become effective on March 1 of each year. The initial Weighted Average Days Outstanding shall be 45 days until updated pursuant to Section 4.01(b)(i) of the Servicing Agreement.